EXHIBIT 24.1



                     CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Intermagnetics General Corporation:

We consent to the use of our report, included in the May 25, 1997
Annual Report on Form 10-K of Intermagnetics General Corporation, incorporated herein by reference.


                                   /s/ KPMG Peat Marwick LLP




Albany, New York
December 5, 1997